                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                February 17, 2004



                             TRACTOR SUPPLY COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                   000-23314                 13-3139732
-------------------------  ------------------------  --------------------------
    (State or Other        (Commission File Number)       (I.R.S. Employer
    Jurisdiction of                                      Identification No.)
   Incorporation or
     Organization)


  320 Plus Park Boulevard, Nashville, Tennessee                  37217
--------------------------------------------------               -----
    (Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, Including Area Code:      (615) 366-4600
                                                    --------------------------




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On February 17, 2004 the Company reiterated its expectation for annual net sales and first half financial results.

EXHIBIT INDEX

           99.1 Press Release, dated: February 17, 2004.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TRACTOR SUPPLY COMPANY



Date:    February 19, 2004          By: /s/ Calvin B. Massmann
     ------------------------           ----------------------------------------
                                            Calvin B. Massmann
                                             Senior Vice President- Chief
                                             Financial Officer and Treasurer
                                             (Duly Authorized Officer and
                                             Principal Financial Officer)


                                  Page 2 of 2